UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   September 5, 2006

DPL Inc.

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-9052	31-1163136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1065 Woodman Drive, Dayton, Ohio		45432
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code:   (937) 224-6000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry into a Material Definitive Agreement.

On September 5, 2006, the Boards of Directors of DPL Inc. and The Dayton Power and Light Company (collectively, the “Company”) appointed Paul M. Barbas President and Chief Executive Officer of the Company, effective October 2, 2006.  In connection with his appointment and in exchange for his services as President and Chief Executive Officer, Mr. Barbas will receive (i) an annual base salary of $480,000; (ii) a signing bonus of $150,000 and (iii) 19,000 shares of restricted common stock to be granted on or before December 31, 2006, of which 9,000 restricted shares will vest on December 31, 2009 and 10,000 restricted shares will vest on December 31, 2011, in each case subject to Mr. Barbas’ continuing employment with the Company.  The shares of restricted common stock will be granted in accordance with the DPL Inc. 2006 Equity and Performance Incentive Plan (the “EPIP”) and pursuant to the Form of DPL Inc. Restricted Stock Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

In addition, the Company entered into a Participation Agreement with Mr. Barbas on September 8, 2006 pursuant to which Mr. Barbas is eligible to participate in the DPL Inc. Executive Incentive Compensation Plan (the “EICP”), the EPIP, the DPL Inc. Severance and Change of Control Plan (the “Severance Plan”) and the DPL Inc. Supplemental Executive Defined Contribution Retirement Plan (the “SEDCRP” and, together with the EICP, EPIP and Severance Plan, the “Plans”).  Commencing in fiscal 2007, Mr. Barbas will have a target annual bonus of 60% of his base salary pursuant to the EICP.  Mr. Barbas will also receive an award of a target number of 21,134 performance shares under the EPIP pursuant to which the payment of 7,685 of the target performance shares will be contingent on the Total Shareholder Return Relative to Peers goal for the period of January 1, 2005 through December 31, 2007 and the payment of 13,449 of the target performance shares will be contingent on the Total Shareholder Return Relative to Peers goal for the period of January 1, 2006 through December 31, 2008.  Pursuant to the Severance Plan, if the Company terminates Mr. Barbas without “cause,” then he will receive a lump sum amount equal to one year’s base salary and the amount of the target EICP award for the year of termination.  If, within the two-year period following a “change of control,” the Company terminates Mr. Barbas’ employment without “cause” or Mr. Barbas terminates his employment for “good reason,” then, subject to the execution of a release, Mr. Barbas will be entitled to receive: (i) a lump sum payment equal to the sum of three times (a) his base salary and (b) his target bonus pursuant to the EICP for the year of termination; (ii) a pro rata portion of his target award under the EICP and the EPIP; (iii) an amount equal to the amount that would be credited to the SEDCRP for three years; (iv) continued participation in the Company’s medical plan for three years; (v) $60,000 in lieu of receipt of continued perquisite allowance for three years and (vi) gross-up payments for any excise taxes incurred on payments in excess of a specified threshold.  A description of the Plans is provided in the Current Report on Form 8-K/A filed on March 2, 2006 and in the Company’s Proxy Statement on Schedule 14A filed on March 17, 2006, and such descriptions are incorporated herein by reference.

Under the Participation Agreement, Mr. Barbas will also receive reimbursement of certain relocation expenses and a $20,000 annual perquisite allowance for each year he remains eligible to receive such allowance.  In addition, the Participation Agreement provides that Mr. Barbas will be subject to a two-year non-solicitation provision.

A copy of the Participation Agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

The Compensation Committee amended Schedule A to the EICP to provide that the target annual bonus for the Company’s President and Chief Executive Officer will now be 60% of base salary.  Schedule A was also amended to provide that the target annual bonus for the Company’s Controller will now be 30% of base salary, and that the Company’s Director, Internal Audit will have a target annual bonus of 25% of base salary.  A copy of the EICP, with the amended Schedule A, is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Item 5.02.                                          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(b)                                 James V. Mahoney’s previously announced resignation as President, Chief Executive Officer and director of the Company will be effective October 1, 2006.

(c), (d)             On September 5, 2006, the Boards of Directors of the Company appointed Paul M. Barbas President and Chief Executive Officer of the Company and elected Mr. Barbas to the Boards of Directors effective October 2, 2006.  The material terms of Mr. Barbas’ employment are described in Item 1.01 above and are incorporated herein by reference.

Since January 1, 2006, Mr. Barbas, 49, has served as Executive Vice President and Chief Operating Officer of Chesapeake Utilities Corporation, a diversified utility company engaged in natural gas distribution, transmission and marketing, propane gas distribution and wholesale marketing, advanced information services and other related services.  From August 2003 to January 2006, Mr. Barbas served as Vice President and President of Chesapeake Service Company and in 2004, he was appointed Executive Vice President of Chesapeake Utilities Corporation.  Prior to joining Chesapeake, Mr. Barbas was Executive Vice President of Allegheny Power, a $2.7 billion energy company serving 1.6 million customers with 3,200 employees.  Mr. Barbas joined Allegheny Energy as President of Allegheny Ventures in 1999 and was appointed Executive Vice President of Allegheny Power in 2001.  Prior to 1999, Mr. Barbas held a variety of executive positions within G.E. Capital.

A copy of the press release announcing the appointment and election of Mr. Barbas is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.                                          Financial Statements and Exhibits

(d)	Exhibits.

10.1	Form of DPL Inc. Restricted Stock Agreement.

10.2	Participation Agreement dated September 8, 2006 by and between DPL Inc., The Dayton Power and Light Company and Paul M. Barbas.

10.3	DPL Inc. Executive Incentive Compensation Plan and Schedule A as amended September 5, 2006.

99.1	Press Release of DPL Inc., dated September 8, 2006.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DPL Inc.

Date: September 8, 2006
/s/ Miggie E. Cramblit
	Name:	Miggie E. Cramblit
	Title:	Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description	Paper (P) or Electronic (E)

10.1	Form of DPL Inc. Restricted Stock Agreement.	E

10.2	Participation Agreement dated September 8, 2006 by and between DPL Inc., The Dayton Power and Light Company and Paul M. Barbas.	E

10.3	DPL Inc. Executive Incentive Compensation Plan and Schedule A as amended September 5, 2006.	E

99.1	Press Release of DPL Inc., dated September 8, 2006.	E